                                                                   EXHIBIT 10.34

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of July 11, 1996 by and between _________________, with offices at _______________ (the "Purchaser"), and Pinnacle Micro, Inc., a Delaware corporation with offices at 19 Technology Drive, Irvine, California 92618, U.S.A. (the "Company").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to a Convertible Securities Subscription Agreement, dated as of the date hereof (the "Agreement"), by and between the Company and the Purchaser, the Company has agreed to sell and the Purchaser has agreed to purchase U.S.$_______________ of the Company's 8% Convertible Notes due July 11, 2001 (the "Notes") convertible into shares of the Company's Common Stock, $0.001 par value (the "Shares");

                  WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchaser's agreement to enter into the Agreement, the Company has agreed to provide the Purchaser with certain registration rights with respect to the Shares as set forth in this Registration Rights Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Registration Rights Agreement, the Company and the Purchaser agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Registrable Securities" shall mean the Shares issued to Purchaser or its designee upon conversion of the Notes or upon any stock split, stock dividend, recapitalization or similar event with respect to such Shares; provided, however, that Registrable Securities shall cease to be Registrable Securities when they may be sold pursuant to Rule 144 under the Securities Act. Registrable Securities shall not include the Notes.

                  The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with Purchaser's exercise of its registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel to Holders participating in the registration for a review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holder not included with "Registration Expenses".

                  "Holder" shall include the Purchaser and any permitted transferee of Notes, Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 11 of this Agreement.

                  "Registration Statement" shall have the meaning set forth in
Section 3(a) herein.

                  "Regulation S" shall mean Regulation S as promulgated pursuant to the Securities Act, and as subsequently amended.

                  "Rule 144" shall mean Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  2. Conditions to Registration Requirement. The Company's obligation hereunder to register Registrable Securities shall arise in the event that Company receives a written opinion of counsel for the Holder (which counsel shall be of a law firm experienced in United States securities matters) indicating that there has been an amendment or change to the Securities Act or Regulation S after the date hereof, or the promulgation by the Commission of an interpretative release or other statement after the date hereof, which prohibits or restricts Holder from reselling Registrable Securities without registration under the Securities Act (a "Registration Trigger Event"). Notwithstanding the foregoing, it will not be deemed a "Registration Trigger Event" to the extent that Holder desires to engage in a distribution of the Registrable Securities which otherwise requires registration under the Securities Act or in activity which otherwise deems Holder to be a statutory underwriter under Section 5 of the Securities Act. In the event that a Registration Trigger Event has occurred, then Holder shall be entitled to require the Company to register all of Holder's Registrable Securities in accordance with this Registration Rights Agreement.

                  3.       Request for Registration.

                           (a) Upon the occurrence of a Registration Trigger
Event, if the Company shall receive from a Holder (or, in the event there is more than one Holder as a result of the issuance by the Company of the Notes, the Company shall receive written notice from such Holders acting with respect to their rights under this Registration Rights Agreement according to a vote of a majority-in-interest) a written request that the Company effect any registration with respect to any Registrable Securities, the Company shall use its commercially reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request in the states specified in such request. Notwithstanding the foregoing, the Company shall not be obligated hereunder to effect such registration unless (i) the proposed public offering price of the securities to be included in such registration shall be at least $500,000 (before deducting underwriting discounts and commissions); and
(ii) such notice requesting that the Company effect a registration pursuant to this Registration Rights Agreement shall have been received by the Company after the Company has filed its Annual Report on Form 10-K for the fiscal year ending December 28, 1996 containing three-year audited financial statements. If the registration request pertains to any Registrable Securities not yet outstanding because conversion rights have not been exercised, Company may condition the registration of such securities on an irrevocable undertaking to pay all expenses incident to such registration if such conversion rights are not exercised prior to the effective date of the registration statement.

                  Subject to the previous paragraph, the Company shall file (i) a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company in ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering the Registrable Securities so requested to be registered ("Registration Statement"); (ii) such blue sky filings as shall have been requested by the Holder; and (iii) any required filings with the National Association of Securities Dealers, Inc. or exchange where the Shares are traded, as soon as practicable, after receipt of the request of the Holder. Thereafter the Company shall use its best efforts to have such Registration Statement and other filings declared effective.

                           (b) (i) Subject to the conditions contained in
Section 3(a) above, if the Company fails to file a Registration Statement complying with the requirements of this Registration Rights Agreement within 45 days from the date of receipt by the Company of the Holder's written request (provided, however, that under the circumstances described in 3(e)(i)(ii) or (iii) below the Company may have an additional 45 days thereafter to file such Registration Statement by providing written notice to the Holders requesting such registration indicating that the Company is diligently pursuing the filing of such Registration Statement) or if such Registration Statement has not become effective within 90 days from the date of filing thereof, the Holder shall have, in addition to and without limiting any other rights it may have at law, in equity or under the Notes, the Agreement, or this Registration Rights Agreement (including the right to specific performance), the right to receive, as liquidated damages, the payments as provided in subparagraph; (ii) of this section.

                                (ii) If after ninety (90) days from the date of
filing of the Registration Statement, the Registration Statement has not been declared effective by the Commission because the Company (A) has been negligent in timely responding to any comments from the Commission on the Registration Statement; (B) has failed to use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission; (C) has otherwise acted in bad faith in honoring its commitment to cause the Registration Statement to be declared effective; (D) has been forced to restate its current or previous financial statements (for years ending after December 31, 1995); (E) has commenced a corporate action such as an acquisition, merger divestiture, asset sale, reorganization or similar transaction; or (F) has filed a Registration Statement with the Commission to issue public securities in accordance with the Securities Act which does not include a registration of the Registrable Securities, then the Company shall pay to the Purchaser an amount equal to 3% of the Outstanding Principal Amount (as defined in the Note) of the Note, in cash, for each 30-day period after such ninety (90) day period that such Registration Statement is not effective (which payment shall be pro rata for any period of less than 30 days). In addition to the foregoing, if after 180 days from the date hereof the Registration Statement has not been declared effective by the Commission due to any of the causes described in clauses (A) through (F) of this paragraph 3(b)(ii), then at the option of such Holder, the Company shall be required to redeem all the Notes held by such Holder at a redemption price equal to 140% of the Outstanding Principal Amount of the Note plus accrued interest thereon, together with all other payments due under this paragraph and under the Note and the Agreement.

                                (iii) The Company acknowledges that its failure
to register the Registrable Securities in accordance with this Registration Rights Agreement will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Registration Rights Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provisions set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

                                (iv) In computing the time periods provided in
this paragraph 3(b), any delays arising from the failure or refusal of any Holder to provide information which the Company's counsel or the Commission states in writing is required for inclusion on the Registration Statement within ten (10) days of a written request by the Company to provide such information, shall increase the number of days for the Company to act by a corresponding number.

                           (c) If there is more than one Holder, such Holders
shall act with respect to their rights under this Registration Rights Agreement according to the vote of a majority-in-interest.

                           (d) The Company shall make available for inspection
by a representative or representatives of the Holder, and any attorney or accountant retained by such Holder, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement. The Holder will agree to keep all non-public information supplied to it confidential until such information is included in a Registration Statement which has been made publicly available.

                           (e) The Company shall not be obligated to keep such
Registration Statement continuously effective for a period of more than two years from the date it is declared effective by the Commission; provided, however, that if so requested by the holders of a majority-in-interest of the Registrable Securities the Company shall agree to extend the period for which the Registration Statement remains effective to the same extent that "suspension periods" are imposed pursuant to the next paragraph, but only so long as the then unsold Registrable Securities covered by such Registration are too numerous to be sold under the volume limitations of Rule 144 in any applicable three month period by any Holder.

                                Following the effectiveness of the Registration
Statement pursuant to this Registration Rights Agreement, the Company may, at any time, suspend the effectiveness of such Registration Statement and sales thereunder for up to forty-five (45) days, as appropriate (a "Suspension Period"), by giving notice to each Holder (or underwriter, if any) selling thereunder, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure (i) may have a material adverse effect on the Company; (ii) may have a material adverse affect on the transaction or matter to be disclosed; or (iii) would be detrimental to the Company or its stockholders. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., ninety (90) days) may occur in immediate succession, and the Company shall use its best efforts to limit the duration and number of any suspension periods. Holder agrees (and shall require that any underwriter agree) that, upon receipt of any notice from the Company of any Suspension Period, Holder shall forthwith discontinue disposition of shares covered by the Registration Statement or Prospectus until such Holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed; (ii) has received copies of a supplemental or omitted Prospectus, if applicable; and
(iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

                  4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

                  5. Registration on Form S-3. Although the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, nothing in the Agreement or this Registration Rights Agreement is intended to require the Company to pay dividends in order to use Form S-3.

                  6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                           (a) Keep such Registration Statement effective for
the period ending twenty-four (24) months after the registration has been declared effective by the Commission or until the Holder has completed the distribution described in the Registration Statement relating thereto, whichever first occurs.

                           (b) Furnish such number of prospectuses and other
documents incident thereto as the Holder from time to time may reasonably request.

                  7. Indemnification.

                           (a) Company Indemnity. The Company will indemnify the
Holder, each of its officers, directors and partners, and each person controlling Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holder and stated to be specifically for use therein. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                           (b) Holder Indemnity. The Holder will, if Registrable
Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Holder and stated to be specifically for use therein, and provided that the maximum amount for which the Holder shall be liable under this indemnity shall not exceed the net proceeds received by the Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of Holder (which consent shall not be unreasonably withheld).

                           (c) Procedure. Each party entitled to indemnification
under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  8. Contribution. If the indemnification provided for in
Section 7 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holder on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holder on the one hand or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Holder or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Notes which can be converted into Registrable Securities by the Company to the Holder pursuant to the Subscription Agreement which corresponds to this Registration Rights Agreement bear to the gain realized by such Holder or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the prospectus, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriters.

                  In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

                  The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Holder or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities; or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  9. Survival. The indemnity and contribution agreements contained in Sections 7 and 8 shall remain operative and in full force and effect regardless of (i) any termination of the Agreement or any underwriting agreement; (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company; and (iii) the consummation of the sale or successive resales of the Registrable Securities.

                  10. Information by Holder. The Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  11. Transfer or Assignment of Registration Rights. The rights, granted to Purchaser by the Company under this Registration Rights Agreement, to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee of not less than $50,000 in principal amount of Notes, provided that the Company is given written notice by Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the board of directors of the Company, in its reasonable judgment, to be a competitor of the Company; and provided further that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

                  Purchaser is one of a group of holders of Registrable Securities issued or issuable pursuant to a total aggregate amount of up to $10 million of notes purchased by Purchaser and others in a transaction designed to qualify as an offering pursuant to Regulation S. Any action to be taken under this Registration Rights Agreement or any term of this Registration Rights Agreement may be amended or waived only with written action by the Company and the holders of at least a majority-in-interest of the total of the Registrable Securities. Any action, amendment or waiver effected in accordance with this paragraph shall be binding upon each of the other holders of Registrable Securities at the time then outstanding.

                  12. Miscellaneous.

                           (a) Entire Agreement. This Registration Rights
Agreement contains the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.

                           (b) Notices. Any notice or other communication given
or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid or by air courier, (a) if to Purchaser, at its address hereinabove set forth; (b) if to the Company, at its address hereinabove set forth; and (c) if to a holder other than Purchaser, at the address thereof furnished by like notice to the Company; or (d) to any such addresses at such other address or addresses as shall be so furnished to the other parties by like notice.

                           (c) Gender of Terms. All terms used herein shall be
deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

                           (d) Governing Law; Consent of Jurisdiction. This
Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the law of Delaware regulates the Company's issuance of securities. The parties hereto hereby consent to, and waive any objection to the exercise of, personal jurisdiction in the State of New York with respect to any action or proceeding arising out of this Registration Rights Agreement.

                           (e) Titles. The titles used in this Registration
Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

                           (f) Prospectus Delivery Requirements. Holder agrees,
on Holder's behalf, and shall require any transferee or assignee pursuant to
Section 11 above to agree, to comply with all prospectus delivery requirements applicable to resales of the securities pursuant to the Registration Statement.

                           (g) Termination. The rights of Holder to require the
Company to request a Registration pursuant to this Registration Rights Agreement shall terminate on the date which is five (5) years from the date of this Registration Rights Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

PURCHASER                       PINNACLE MICRO, INC.
                                a Delaware Corporation

By: _______________________     By: _________________________________________
Name: _____________________     Name:  Lawrence Goelman
Title: ____________________     Title:  President and Chief Executive Officer